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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) JULY 30, 2002

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                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

        DELAWARE                        1-5794                    38-1794485
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

  21001 VAN BORN ROAD, TAYLOR, MICHIGAN                              48180
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (313) 274-7400
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               Registrant's telephone number, including area code

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

         99.a     Statement Under Oath of Principal Executive Officer.

         99.b     Statement Under Oath of Principal Financial Officer

ITEM 9.  REGULATION FD DISCLOSURE.

         Pursuant to Order No. 4-460, the Principal Executive Officer and the Principal Financial Officer each signed a sworn statement regarding facts and circumstances relating to filings under the Securities Exchange Act of 1934. Copies of these statements are filed as Exhibits 99.a and 99.b.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 MASCO CORPORATION



                                 By:/s/Timothy Wadhams
                                    ------------------------------------
                                    Name:  Timothy Wadhams
                                    Title:   Vice President and
                                               Chief Financial Officer


July 31, 2002


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                                  EXHIBIT INDEX


         99.a     Statement Under Oath of Principal Executive Officer

         99.b     Statement Under Oath of Principal Financial Officer